ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio
AST Value Equity Portfolio

Supplement dated September 19, 2016 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective Advanced Series Trust (AST) Statement of Additional Information (the SAI), and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the SAI.

A.	AST Advanced Strategies Portfolio: Amendment to the Subadvisory Fee Schedule

The Board of Trustees of AST (the Board) recently approved amending the Subadvisory Agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (together with PI, the Manager) and T. Rowe Price Associates, Inc. (T. Rowe Price) to reflect a new subadvisory fee schedule for the AST Advanced Strategies Portfolio (the Advanced Strategies Portfolio). In addition, the Manager has agreed to a management fee waiver in connection with the new subadvisory fee schedule for the Advanced Strategies Portfolio. These changes are expected to become effective on or about October 17, 2016.

To reflect these changes, the SAI is hereby revised as follows, effective October 17, 2016:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Advanced Strategies Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Advanced Strategies Portfolio	The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. In addition, the Manager has contractually agreed to waive 0.003% of its investment management fee through June 30, 2017. These waivers may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. In addition, the Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent the Portfolio’s assets are invested in underlying portfolios to gain exposure to small-cap equity securities. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Advanced Strategies Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Advanced Strategies Portfolio	T. Rowe Price Associates, Inc.

Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million; and
0.45% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.40% on all assets
When Sleeve average daily net assets exceed $200 million:
0.35% on all assets
When Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
When Sleeve average daily net assets exceed $1 billion:
0.30% on all assets

When Sleeve average daily net assets exceed $1.5 billion:
0.275% on all assets

B.	AST Value Equity Portfolio: New Subadvisory Arrangement

The Board recently approved replacing Herndon Capital Management, LLC (Herndon) as a subadviser to the AST Value Equity Portfolio (the Value Equity Portfolio) with T. Rowe Price. This change is expected to become effective on or about October 17, 2016.

To reflect this change, the SAI is revised as follows, effective October 17, 2016:

I.	All references and information pertaining to Herndon are hereby deleted from the SAI.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to Herndon with respect to the Value Equity Portfolio and substituting it with the information set forth below :

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Value Equity Portfolio*	T. Rowe Price Associates, Inc.

Portfolio average daily net assets up to $100 million:

0.50% of average daily net assets to $50 million; and

0.45% of average daily net assets over $50 million

Portfolio average daily net assets exceed $100 million:

0.40% of average daily net assets

Portfolio average daily net assets exceed $200 million:

0.35% of average daily net assets

Portfolio average daily net assets exceed $500 million:

0.325% of average daily net assets to $500 million; and

0.30% of average daily net assets over $500 million

Portfolio average daily net assets exceed $1 billion:
0.30% of average daily net assets
Portfolio average daily net assets exceed $1.5 billion:
0.275% of average daily net assets

* T. Rowe Price Associates, Inc. assumed subadviser responsibilities for the assets of the Portfolio on or about October 17, 2016.

Aggregation Notes to Subadviser Fee Rate Table:

T. Rowe Price Associates, Inc. (T. Rowe Price): For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates.

III.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the footnote pertaining to T. Rowe Price with the following:

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

- Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
- Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
- Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
- Advanced Series Trust AST Advanced Strategies Portfolio
-Advanced Series Trust AST Value Equity Portfolio
- The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

- Combined assets up to $1 billion: 2.5% fee reduction.
- Combined assets on the next $1.5 billion: 5.0% fee reduction.
- Combined assets on the next $2.5 billion: 7.5% fee reduction.

- Combined assets on the next $5.0 billion: 10.0% fee reduction.
- Combined assets above $10.0 billion: 12.5% fee reduction.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts and Portfolio Ownership” is hereby revised by removing all references and information pertaining to Herndon with respect to the AST Value Equity Portfolio and substituting it with the information set forth below:

Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
T. Rowe Price Associates, Inc.	Mark S. Finn, CFA, CPA	7/$35,217,505,677	5/$9,774,079,730	30/$5,226,429,655	None
	John D. Linehan, CFA	14/$38,725,181,229	5/$7,508,931,963	32/$5,875,035,676	None
	Heather K. McPherson	4/$7,759,605,954	2/$1,346,588,122	25/$4,171,237,654	None

* Information is as of July 31, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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